March 2, 2002


Dear Fellow Shareholders,


We are pleased to present the semi-annual report of the Dobson Covered Call Fund (DBCCX) as of January 31, 2002.

As most of you know we received our NASDAQ symbol on April 12, 2001. (DBCCX) We are pleased to report that the Fund returns are now being tracked by rating services such as Bloomberg, Lipper and Morningstar. At the end of March we will have completed three years of operation and these services will be providing more detailed information on your Fund's results.

We are happy to report that an article from the *Wall Street Journal (February 4th, 2002) showed your Fund as the number one rated fund in the Large-Cap Core category based on total return, out of 697 funds, for the twelve-month period ending January 31, 2002.

I would like to refer you to the management discussion and analysis for specific details about the Dobson Covered Call Fund performance. Most importantly, we wish to thank you, our shareholders, for investing with us.

Sincerely,



Charles L. Dobson
Portfolio Manager

The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-800-934-5550. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

*The WSJ ranking site above takes ino consideration sales charges.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC. 431 North Pennsylvania Street
Indianapolis, IN 46204

Management's Discussion of Fund Performance

For the reported six-month period your Fund had a total return of -1.14% while the S&P 500 Index had a total return -6.01%. From inception through January 31, 2002 your Fund had a total return of 8.54% while the S&P 500 Index returned -7.38%. Your Fund's standard deviation or risk level based on monthly returns was 3.22 and the S&P 500 Index standard deviation for the same period was 4.81. Standard deviation is a statistical term that measures the divergence of returns around the average return. The lower this number the less volatile returns were over the defined time period.



                                               DBCCX         S&P 500 Index
Standard Deviation (volatility level)
Comparison (04/01/99) through 01/31/02)         3.22             4.81

6-Month Actual Return
For the Period Ending 01/31/02                 -1.14%           -6.01%

Average Annual Total Return
For the Period Ending 01/31/02
Since Inception (03/24/99)                       2.91%          -2.64%

One Year                                        -3.91%         -16.20%



Monthly returns                       Dobson Covered Call    S&P 5001
                                           $10,859         Index $9,271

                                             10000            10000
                   Mar-99                    10390            10195
                   Apr-99                    10700            10589
                   Jul-99                    10780            10573
                   Oct-99                    11040            10879
                   Jan-00                    10843            11163
                   Apr-00                    11355            11662
                   Jul-00                    11167            11521
                   Oct-00                    11418            11541
                   Jan-01                    11301            11063
                   Apr-01                    10760            10149
                   Jul-01                    10984           9870.2
                   Oct-01                    10043           8670.4
                   Jan-02                    10859           9270.7



This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24, 1999 (inception of the Fund) and held through July 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

 Volatility        DCCF - 3.22    S&P 500 Index - 4.81

Reporting on your Fund's results, your Fund has performed better than expected for the past six months. We believe the primary reason for this was our analysis of option premiums after the tragic events of September 11. Options expired on September 21 and as usual we had to rewrite or sell new options on a portion of our underlying stock portfolio. Option buyers, in our analysis, were saying that stocks were going to rebound and consequently we wrote mostly out of the money options. This allowed us to capture almost all of the S&P 500 appreciation for the fourth quarter of 2001. Normally when the S&P 500 Index appreciates 10% in a quarter we would expect to get 60% to 70% of that rise. However the fourth quarter of 2001 was an unusual quarter. Another factor contributing to our better than expected results was the higher than normal, in our analysis, level of option premiums during the fourth quarter of 2001. Option premium levels fluctuate based on investors expectations over a given time period and we adjust our option structure accordingly.

Let me explain that options expire on the third Friday of each month. In effect that means we are adjusting the portfolio every month even though we are not buying or selling the underlying stocks. For example, if in our estimation option premium levels are low we may sell options expiring in four or five months. If we determine option premium levels are high we may sell options that expire in one to two months. We also analyze option premium levels in relation to the strike price (in, at or out of the money). Generally we keep a balance between the three; but occasionally, if option premiums dictate, we will bias one way or the other as in the fourth quarter of 2001. Overall we attempt to keep your Fund's monthly standard deviation of returns (volatility) to between 60% and 70% of the monthly volatility of the S&P 500 Index and have done so since inception. Our analysis suggests that by keeping volatility at this level your Fund can be expected to do better than the S&P 500 Index over the long term.

To comment briefly on the overall economy, we felt that beginning in the year 2000 we would see at least a five year period where the market would be below its historical return of 10% a year. We continue to believe that will be the case. In short, as globalization takes hold there will be more competition among firms from all countries. This will keep inflation and profits down. We by no means are predicting disaster in the stock market; we just believe profits and stock prices are going to moderate over the next several years. That is the major reason we started your Fund. We believe a properly diversified covered call fund will do well in our scenario and should be part of one's overall asset allocation.

We welcome your comments and thank you for investing with us.

Sincerely,



Charles L. Dobson
Portfolio Manager


The prospectus should be read carefully before investing. To request a prospectus for more complete information, including charges and expenses, call toll free 1-800-934-5550. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC. 431 North Pennsylvania Street
Indianapolis, IN 46204

Dobson Covered Call Fund
Schedule of Investments - Janaury 31, 2002
(Unaudited)

Common Stocks - 97.4%                                                        Shares                          Value

Aircraft - 2.6%
Boeing Co. (a)                                                                    1,000                        $ 40,950
                                                                                                       -----------------

Bottled & Canned Soft Drinks Carbonated Waters - 2.8%
Coca-Cola Co. (a)                                                                 1,000                          43,750
                                                                                                       -----------------

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 2.7%
Heinz (H.J.) Co. (a)                                                              1,000                          41,400
                                                                                                       -----------------

Computer Communications Equipment - 2.6%
Cisco Systems, Inc. (a) (b)                                                       2,000                          39,600
                                                                                                       -----------------

Construction Machinery & Equipment - 3.2%
Caterpillar, Inc. (a)                                                             1,000                          50,280
                                                                                                       -----------------

Cutlery, Handtools & General Hardware - 2.2%
Gillette Co. (a)                                                                  1,000                          33,300
                                                                                                       -----------------

Electric Services - 4.5%
Duke Energy Corp.                                                                 2,000                          69,740
                                                                                                       -----------------

Electronic Computers - 3.5%
Dell Computer Corp. (a) (b)                                                       2,000                          54,980
                                                                                                       -----------------

Electronic & Other Electrical Equipment
     (No Computer Equipment) - 2.4%
General Electric (a)                                                              1,000                          37,150
                                                                                                       -----------------

Fire, Marine & Casualty Insurance - 4.8%                                          1,000                          74,150
                                                                                                       -----------------
American International Group, Inc. (a)

Motor Vehicle Parts & Accessories - 2.2%                                          1,000                          33,610
                                                                                                       -----------------
Honeywell International, Inc. (a)

Motor Vehicles & Passenger Car Bodies - 1.0%                                      1,000                          15,300
                                                                                                       -----------------
Ford Motor Co. (a)

National Commercial Banks - 11.1%                                                 1,000                          63,030
Bank of America Corp. (a)                                                         1,333                          63,184
Citigroup, Inc. (a)                                                               1,000                          46,390
                                                                                                       -----------------
Wells Fargo & Co. (a)                                                                                           172,604
                                                                                                       -----------------

Oil, Gas Field Services - 3.6%                                                    1,000                          56,390
                                                                                                       -----------------
Schlumberger Ltd. (a)

Paper Mills - 2.7%                                                                1,000                          41,780
                                                                                                       -----------------
International Paper Co. (a)

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments  - January 31, 2002 - cont.
(Unaudited)

                                                                             Shares                          Value
Common Stocks - 97.4% - cont.

Petroleum Refining - 3.2%                                                         1,000                        $ 49,970
                                                                                                       -----------------
Royal Dutch Petroleum Co. (a) (d)

Pharmaceutical Preparations - 11.8%                                               1,000                          64,660
American Home Products Corp. (a)                                                  1,000                          45,370
Bristol-Myers Squibb Co. (a)                                                      1,000                          41,670
Pfizer, Inc. (a)                                                                  1,000                          32,380
                                                                                                       -----------------
Schering-Plough Corp. (a)                                                                                       184,080
                                                                                                       -----------------

Photographic Equipment & Supplies - 1.8%                                          1,000                          28,400
                                                                                                       -----------------
Eastman Kodak Co. (a)

Radio Telephone Communications - 0.3%                                               321                           3,692
                                                                                                       -----------------
AT&T Wireless Services, Inc.

Retail - Eating Places - 1.8%                                                     1,000                          27,180
                                                                                                       -----------------
McDonald's Corp. (a)

Retail - Lumber & Other Building Materials Dealers - 3.2%                         1,000                          50,090
                                                                                                       -----------------
Home Depot, Inc. (a)

Retail - Variety Stores - 3.8%                                                    1,000                          59,980
                                                                                                       -----------------
Wal-Mart Stores, Inc. (a)

Security Brokers, Dealers & Flotation Companies - 0.9%                            1,000                          14,370
                                                                                                       -----------------
Charles Schwab Corp. (a)

Semiconductors & Related Devices - 4.5%                                           2,000                          70,080
                                                                                                       -----------------
Intel Corp. (a)

Services - Miscellaneous Amusement & Recreation - 1.4%                            1,000                          21,060
                                                                                                       -----------------
Walt Disney Co. (a)

Services - Prepackaged Software - 6.3%
Microsoft Corp. (a) (b)                                                           1,000                          63,710
Oracle Corp. (a) (b)                                                              2,000                          34,520
                                                                                                       -----------------
                                                                                                                 98,230
                                                                                                       -----------------
Telephone & Telegraph Apparatus  - 0.4%
Lucent Technologies, Inc.                                                         1,000                           6,520
                                                                                                       -----------------

Telephone Communications (No Radio Telephone) - 6.1%                              1,000                          17,700
AT&T Corp. (a)                                                                    1,000                          40,000
BellSouth Corp. (a)                                                               1,000                          37,450
                                                                                                       -----------------
SBC Communications, Inc. (a)                                                                                     95,150
                                                                                                       -----------------

TOTAL COMMON STOCKS (Cost $1,900,283)                                                                       $ 1,513,786

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments  - January 31, 2002 - cont.
(Unaudited)

                                                                             Principal
                                                                              Amount                         Value

Money Market Securities - 5.4%                                                   84,328                        $ 84,328
                                                                                                       -----------------
Federated Prime Obligations Fund, 1.65% (c) (Cost $84,328)

TOTAL INVESTMENTS - 102.8% (Cost $1,984,611)                                                                  1,598,114
                                                                                                       -----------------
                                                                                                       -----------------
Liabilities in excess of other assets - (2.8)%                                                                  (43,276)
                                                                                                       -----------------
                                                                                                       -----------------
Total Net Assets - 100.0%                                                                                   $ 1,554,838
                                                                                                       =================


(a) Security is segregated as collateral for options written.
(b) Non-income producing
(c) Variable rate security; the coupon rate shown represents the rate at January
31, 2002.
(d) American Depositary Receipts


See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Schedule of Investments  - January 31, 2002 - cont.
(Unaudited)

Call Options Written Janaury 31, 2002
                                                                                           Shares
                                                                                          Subject
Common Stocks / Expiration Date @ Exercise Price                                          to Call           Value


AT&T Corp. / April 2002 @ 20                                                                      1,000                 250
American Home Products Corp. / April 2002 @ 65                                                    1,000               2,250
American International Group, Inc. / March 2002 @ 80                                              1,000                 800
Bank of America Corp. / May 2002 @ 65                                                             1,000               2,600
BellSouth Corp. / April 2002 @ 40                                                                 1,000               1,650
Boeing Co. / February 2002 @ 40                                                                   1,000               1,200
Bristol-Myers Squibb Co. / March 2002 @ 55                                                        1,000                 100
Caterpillar, Inc. / February 2002 @ 55                                                            1,000                 100
Charles Schwab Corp. / June 2002 @ 17.50                                                          1,000                 750
Cisco Systems, Inc. / March 2002 @ 20                                                             1,000               1,350
Cisco Systems, Inc. / February 2002 @ 20                                                          1,000                 800
Citigroup, Inc. / March 2002 @ 55                                                                 1,300                 260
Coca-Cola Co. / Februrary 2002 @ 50                                                               1,000                  50
Dell Computer Corp. / March 2002 @ 30                                                             1,000                 650
Dell Computer Corp. / February 2002 @ 30                                                          1,000                 200
Eastman Kodak Co. / April 2002 @ 35                                                               1,000                 325
General Electric / February 2002 @ 40                                                             1,000                 150
Gillette Co. / March 2002 @ 35                                                                    1,000                 450
Heinz (H.J.) Co. / June 2002 @ 45                                                                 1,000                 500
Home Depot, Inc. / February 2002 @ 50                                                             1,000               1,050
Honeywell International, Inc. / March 2002 @ 35                                                   1,000               1,250
Intel Corp. / April 2002 @ 35                                                                     1,000               2,550
Intel Corp. / February 2002 @ 35                                                                  1,000               1,050
International Paper Co. / April 2002 @ 42.5                                                       1,000               1,600
McDonald's Corp. / March 2002 @ 27.5                                                              1,000                 700
Microsoft Corp. / April 2002 @ 70                                                                 1,000               1,500
Oracle Corp. / March 2002 @ 17.50                                                                 1,000               1,050
Oracle Corp. / February 2002 @ 15                                                                 1,000               2,350
Pfizer Inc. / June 2002 @ 45                                                                      1,000                 950
Royal Dutch Petroleum Co. / April 2002 @ 55                                                       1,000                 400
SBC Communications, Inc. / February 2002 @ 40                                                     1,000                  50
Schering-Plough Corp. / March 2002 @ 35                                                           1,000                 500
Schlumberger Ltd. / February 2002 @ 55                                                            1,000               2,200
Wal-Mart Stores, Inc. / February 2002 @ 60                                                        1,000               1,100
Walt Disney Co. / April 2002 @ 22.5                                                               1,000                 700
Wells Fargo & Co. / April 2002 @ 45                                                               1,000               2,750
                                                                                                                   ---------
Total (premiums received $47,162)                                                                                   $ 36,185

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund                                                               Janaury 31, 2001
Statement of Assets & Liabilities
(Unaudited)


Assets
Investment in securities (cost $1,984,611)                                                  $ 1,598,114
Dividends receivable                                                                              2,010
Interest receivable                                                                                 138
Receivable for investments sold                                                                   1,430
Receivable for fund shares sold                                                                   5,000
Receivable from advisor                                                                             651
                                                                                     -------------------
                                                                                     -------------------
   Total assets                                                                               1,607,343
                                                                                     -------------------
                                                                                     -------------------

Liabilities
Accrued expenses                                                                                 16,320
Covered call options written -
   (premiums received $47,162)                                                                   36,185
                                                                                     -------------------
                                                                                     -------------------
   Total liabilities                                                                             52,505
                                                                                     -------------------
                                                                                     -------------------

Net Assets                                                                                  $ 1,554,838
                                                                                     ===================
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                               1,940,393
Accumulated net investment loss                                                                 (21,404)
Accumulated net realized gain on investments                                                     11,369
Net unrealized depreciation on investments                                                     (375,520)
                                                                                     -------------------
                                                                                     -------------------

Net Assets, for 192,404 shares                                                              $ 1,554,838
                                                                                     ===================
                                                                                     ===================

Net Asset Value

Net Assets
Offering price and redemption price per share ($1,555,838 / 192,404)                             $ 8.08
                                                                                     ===================
                                                                                     ===================

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Operations for the
   six months ended January 31, 2001 (Unaudited)


Investment Income
Dividend income                                                                                 $ 12,982
Interest income                                                                                    1,296
                                                                                          ---------------
                                                                                          ---------------
Total Income                                                                                      14,278
                                                                                          ---------------

Expenses
Investment advisory fees                                                                               0
Administration fees [Note 3]                                                                      15,000
Transfer agent fees [Note 3]                                                                       5,568
Pricing & bookkeeping fees [Note 3]                                                                4,800
Custodian fees                                                                                     6,226
Audit fees                                                                                         3,250
Legal fees                                                                                         2,876
Registration fees                                                                                    699
Trustees' fees                                                                                     1,684
Shareholder reports                                                                                  531
Miscellaneous expense                                                                                211
                                                                                          ---------------
Total expenses before reimbursement                                                               40,845
Reimbursed expenses                                                                              (29,368)
                                                                                          ---------------
                                                                                          ---------------
Net operating expenses                                                                            11,477
                                                                                          ---------------

Net Investment Income (Loss)                                                                       2,801
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                  9,025
Net realized gain (loss) on options transactions                                                  74,151
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                     (113,160)
                                                                                          ---------------
Net realized and unrealized gain (loss) on investment securities
   & options transactions                                                                        (29,984)
                                                                                          ---------------

Net increase (decrease) in net assets resulting from operations                                $ (27,183)
                                                                                          ===============

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Statement of Changes in Net Assets


                                                            For the
                                                       six months ended            For the                  For the
                                                        Janauary 31, 2001         year ended                year ended
                                                           (Unaudited)           July 31, 2001            July 31, 2000
                                                      --------------------      --------------------     ----------------
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                                 $ 2,801                $ 6,809                   $ 4,631
Net realized gain (loss) on investment securities              9,025                (16,086)                   88,905
Net realized gain (loss) on options transactions              74,151                173,882                    64,001
Change in net unrealized appreciation (depreciation)        (113,160)              (185,743)                 (105,243)
                                                        --------------------    --------------------     ---------------------

Net increase (decrease) in net assets
     resulting from operations                               (27,183)               (21,138)                   52,294
                                                        --------------------    --------------------     ---------------------
Distributions to Shareholders
From investment income                                        (6,026)               (29,199)                   (1,730)
From net realized gain                                      (179,855)              (141,022)                   66,251
                                                        --------------------    --------------------     ---------------------
Total distributions                                         (185,881)              (170,221)                   64,521
                                                       --------------------     --------------------     ---------------------
Capital Share Transactions
Proceeds from shares sold                                     132,012                141,335                   251,616
Reinvestment of distributions                                 184,410                170,221                    67,981
Amount paid for shares repurchased                           (201,013)                (7,616)                 (139,241)
                                                        --------------------    --------------------     ---------------------
Net increase (decrease) in net assets resulting
    from capital share transactions                           115,409                303,940                   180,356
                                                        --------------------   --------------------     ---------------------

Total Increase (Decrease) in Net Assets                      (97,655)               112,581                   164,669
                                                         --------------------   --------------------     ---------------------

Net Assets
Beginning of period                                         1,652,493              1,539,912                 1,375,243
                                                         --------------------   --------------------     ---------------------
End of period [including accumulated undistributed net
   investment income (loss) of $(21,404) and $(18,179),
   respectively]                                           $ 1,554,838            $ 1,652,493               $ 1,539,912
                                                         ====================   ====================     =====================

Capital Share Transactions
Shares sold                                                    15,824                 15,446                    24,319
Shares issued in reinvestment of distributions                 23,462                 17,909                     6,425
Shares repurchased                                            (23,788)                  (791)                  (13,957)
                                                        --------------------    --------------------     ---------------------

Net increase (decrease) from capital transactions              15,498                 32,564                    16,787
                                                        ====================    ====================     =====================

See accompanying notes which are an integral part of the financial statements.

Dobson Covered Call Fund
Financial Highlights


                                             For the
                                          period ended             For the              For the            For the
                                        Janaury 31, 2001         year ended           year ended         period ended
                                           (Unaudited)          July 31, 2001        July 31, 2000     July 31, 1999 (c)
                                        ------------------    ------------------   ------------------  -----------------
Selected Per Share Data
Net asset value, beginning of period               $ 9.34               $ 10.67              $ 10.78            $ 10.00
                                        ------------------    ------------------   ------------------  -----------------
Income from investment operations
   Net investment income                             0.02                  0.04                 0.03               0.01
   Net realized and unrealized gain / (loss)        (0.16)                (0.22)                0.35               0.77
                                        ------------------    ------------------   ------------------  -----------------
Total from investment operations                    (0.14)                (0.18)                0.38               0.78
                                        ------------------    ------------------   ------------------  -----------------
Less distributions
   From net investment income                       (0.03)                (0.18)               (0.01)              0.00
   From net realized gain                           (1.09)                (0.97)               (0.48)              0.00
                                        ------------------    ------------------   ------------------  -----------------
Total distributions                                 (1.12)                (1.15)               (0.49)              0.00
                                        ------------------    ------------------   ------------------  -----------------
                                        ------------------    ------------------
Net asset value, end of period                     $ 8.08                $ 9.34              $ 10.67            $ 10.78
                                        ==================    ==================   ==================  =================

Total Return                                        (1.14)%(b)            (1.64)%              3.59%              7.80%  (b)

Ratios and Supplemental Data
Net assets, end of period (000's)                  $1,555                $1,652               $1,540             $1,375
Ratio of expenses to average net assets             1.50% (a)             1.50%                1.50%              1.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                             5.34% (a)             5.19%                5.47%              9.77%  (a)
Ratio of net investment income to
   average net assets                               0.37% (a)             0.44%                0.31%              0.32%  (a)
Ratio of net investment income to
   average net assets before reimbursement          (3.47)(a)             (3.25)%              (3.66)%            (7.95)%(a)
Portfolio turnover rate                             3.59%                  6.62%               31.75%             16.74%

(a)  Annualized
(b)  For a period of less than a full year, the total return is not annualized.
(c)  March 24, 1999 (commencement of operations) to July 31, 1999

See accompanying notes which are an integral part of the financial statements.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                                January 31, 2002
                                   (Unaudited)

NOTE 1.  ORGANIZATION

      Dobson Covered Call Fund (the "Fund") was organized as a series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is total return over the long term. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

     Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                          January 31, 2002 - continued
                                   (Unaudited)


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc. to manage the Fund's investments. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets, to the extent the management fee equals zero. The remaining portion of expenses will be reimbursed by the Advisor. For the six months ended January 31, 2002, the Advisor received fees of $0 from the Fund. For the six months ended January 31, 2002, the Advisor reimbursed Fund expenses of $29,368.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets over $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended January 31, 2002, the administrator received fees of $15,000 from the Fund for administrative services provided to the Fund. A Trustee and the officers of the Trust are members of management and/or employees of Unified.


      The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the six months ended January 31, 2002, Unified received fees of $5,568 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the six months ended January 31, 2002, Unified received fees of $4,800 from the Fund for fund accounting services provided to the Fund.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                          January 31, 2002 - continued
                                   (Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of its shares. There were no payments made to the Distributor during the six months ended January 31, 2002. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. Effective December 10, 1999 the 12b-1 plan was inactivated and as a result there were no 12b-1 payments made to the Distributor for the period ended January 31, 2002. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.


NOTE 4.  INVESTMENTS

     For the period ended January 31, 2002, purchases and sales of investment securities, other than short term investments, aggregated $96,080 and $52,523, respectively. As of January 31, 2002, the gross unrealized appreciation for all securities totaled $82,837 and the gross unrealized depreciation for all securities totaled $458,357 for a net unrealized depreciation of $375,520. The aggregate cost of securities for federal income tax purposes at January 31, 2002 was $2,031,773.

NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2002, Charles L. Dobson, President of the Advisor, beneficially owned in aggregate more than 67% of the Fund.

                            Dobson Covered Call Fund
                          Notes to Financial Statements
                          January 31, 2002 - continued
                                   (Unaudited)



NOTE 7. CALL OPTIONS WRITTEN

     As of January 31, 2002, portfolio securities valued at $1,418,534 were held in escrow by the custodian as cover for call options written by the Fund.

     Transactions in options written during the six month ended January 31, 2002 were as follows:

                                                             Number of          Premiums
                                                             Contracts          Received
 Options outstanding at July 31, 2001                              363            $63,646
 Options written                                                   833            109,564
 Options written due to stock splits                                (0)                 0
 Options terminated in closing purchase
     transactions                                                  (160)          (23,689)
 Options expired                                                   (663)          (99,795)
 Options exercised                                                  (10)          (2,564)

 Options outstanding at January 31, 2002                            363            $47,162
                                                                 =======          =========

